                                                                    Exhibit 3.21




                            ARTICLES OF ORGANIZATION
                            ------------------------
                                       OF
                                       --
                              PENN VENTURES, L.L.C.
                              ---------------------

     The undersigned, acting pursuant to the Louisiana Limited Liability Company Law, R.S. 12:1301 et seq., adopts the following Articles of Organization:
                  ------

                                    ARTICLE I
                                      NAME

     The name of the Limited Liability Company is PENN VENTURES, L.L.C.

                                   ARTICLE II
                                     PURPOSE

     The purpose of the Company is to engage in any lawful activity for which limited liability companies may be formed under the Louisiana Limited Liability Company Law.

                                   ARTICLE III
                            AUTHORITY TO BIND COMPANY

     Any limitation on members to bind the Company are contained in a written operating agreement.

                                   ARTICLE IV
                             RELIANCE ON CERTIFICATE

     Persons dealing with the Company may rely upon the certificate of Claude M. Penn, Jr., acting alone, to establish the membership of any member, the authenticity of any records of the Company, or the authority of any person to act on behalf of the Company, including but not limited to the authority to take the actions referred to in R.S. 12:1318(B).

WITNESSES:


/s/ Deborah M. Bond                                 /s/ Claude M. Penn, Jr.
---------------------                               ----------------------------
                                                    CLAUDE M. PENN, JR.
                                                    Organizer


/s/ Illegible                                       /s/ Janice Morris Penn
---------------------                               ----------------------------
                                                    JANICE MORRIS PENN
                                                    Organizer

                                 ACKNOWLEDGMENT
                                 --------------

STATE OF LOUISIANA

PARISH OF LIVINGSTON

     BEFORE ME, the undersigned authority, personally came and appeared:

                               CLAUDE M. PENN, JR.
                                       and
                               JANICE MORRIS PENN

to me known to be the persons who signed the foregoing instrument as organizers, and who, having been duly sworn, acknowledged and declared, in the presence of the undersigned witnesses, that they signed such instrument as their free act and deed for the purposes mentioned therein.

     IN WITNESS WHEREOF, the appeares, witnesses and I have hereunto fixed our hands on this 20th day of December, 1993, at Denham Springs, Louisiana.

WITNESSES:


/s/ Deborah M. Bond                            /s/ Claude M. Penn, Jr.
------------------------------                 ---------------------------------
                                               CLAUDE M. PENN, JR.
                                               Organizer


/s/ Illegible                                  /s/ Janice Morris Penn
------------------------------                 ---------------------------------
                                               JANICE MORRIS PENN
                                               Organizer


                                  /s/ Illegible
                         ------------------------------
                                  NOTARY PUBLIC

                    LIMITED LIABILITY COMPANY INITIAL REPORT
                               (R.S. 12:1305 (e))

1.   The name of this limited liability company is:
          Penn Ventures, L.L.C.

2. The location and municipal address, not a post office box only, of this limited liability company's registered office:
          519 Florida Avenue SW
          Denham Springs, LA 70726

3. The full name and municipal address, not a post office box only, of each of this limited liability company's registered agent(s) is/are:
          Jay  J. Harris
          519  Florida Avenue SW
          Denham Springs, LA 70726

4. The names and municipal addresses, not a post office box only, of the first managers, or the members:
          Claude M. Penn, Jr.
          35059 Bend Road
          Denham Springs, LA 70726

          Janice Morris Penn
          35059 Bend Road
          Denham Springs, LA 70726

     To be signed by each person who signed the articles of organization:


                                          /s/ Claude M. Penn, Jr.
                                          --------------------------------------
                                          Claude M. Penn, Jr.


                                          /s/ Janice Morris Penn
                                          --------------------------------------
                                          Janice Morris Penn

               AGENT'S AFFIDAVIT AND ACKNOWLEDGEMENT OF ACCEPTANCE

     I hereby acknowledge and accept the appointment of registered agent for and on behalf of the above named limited liability company.

                                          Registered agent(s) signature(s):


                                          /s/ Jay J. Harris
                                          --------------------------------------
                                          Jay J. Harris

     Sworn to and subscribed before me this 20th day of December, 1993.


                                  /s/ Illegible
                          -----------------------------
                                     Notary

                        AMENDED ARTICLES OF ORGANIZATION
                        --------------------------------
                                       OF
                                       --
                              PENN VENTURES, L.L.C.
                              ---------------------

STATE OF LOUISIANA
PARISH OF LIVINGSTON

     BEFORE ME, the undersigned notary public, and in the presence of the two undersigned competent witnesses, personally came and appeared:

     Claude M. Penn, Jr. duly authorized by virtue of Article IV of the Articles of Organization of PENN VENTURES, L.L.C., herein appearing and acting for and on behalf of PENN VENTURES, L.L.C., a limited liability company organized under the laws of the State of Louisiana, by act before Jay J. Harris, Notary Public, who declared that, pursuant to the unanimous written consent of the members of PENN VENTURES, L.L.C., adopted at a meeting of said members held on the 26th day of October, 1999, he now appears for the purpose of executing this act of amendment, as passed by the unanimous vote of all members of PENN VENTURES, L.L.C.

     And, the appearer did further declare that it was resolved that Article I of the Articles of Organization be amended to read, as follows:

                                   "ARTICLE I
                                      NAME

     The name of the limited liability company is Lucky Magnolia Truck Stop and Casino, L.L.C."

     And, the appearer, having requested me, notary, to duly make note of the aforesaid amendment in the form of this authentic act in order that the amendment may be promulgated and recorded, and become part of the Articles of Organization of Penn Ventures, L.L.C., I, notary, do hereby so note said amendment and cause the same to be executed in authentic form as hereinabove set forth.

     Thus done and passed at Denham Springs, Parish of Livingston, State of Louisiana, on this 26th day of October, 1999 in the presence of the two undersigned competent witnesses, who signed with appearer, and me, notary, after due reading of the whole.

WITNESSES:


/s/ Illegible                                        /s/ Claude M. Penn
------------------                                   ---------------------------
                                                     CLAUDE M. PENN, JR., Member


/s/ Illegible
------------------


                                /s/ Jay J. Harris
                       ---------------------------------
                          JAY J. HARRIS, Notary Public

                                 ACKNOWLEDGMENT
                                 --------------

STATE OF LOUISIANA
PARISH OF LIVINGSTON

     BEFORE ME, the undersigned authority, personally came and appeared:

                               CLAUDE M. PENN, JR.

to me known to be the person who signed the foregoing Amended Articles of Organization of PENN VENTURES, L.L.C. and who, having been duly sworn, acknowledged and declared, in the presence of the undersigned witnesses, that he signed such instrument as his free act and deed for the purposes mentioned therein.

     IN WITNESS WHEREOF, the appearer, witnesses and I have hereunto fixed our hands on this 26th day of October, 1999, at Denham Springs, Louisiana.

WITNESSES:


/s/ Deborah M. Bond
---------------------------------


/s/ Cathy M. Ellis                             /s/ Claude M. Penn, Jr.
---------------------------------              ---------------------------------
                                               CLAUDE M. PENN, JR., Member


                                /s/ Jay J. Harris
                       ---------------------------------
                          JAY J. HARRIS, Notary Public

------------------------------------------------------------------------------------------
W. Fox McKeithen                   NOTICE OF CHANGE OF REGISTERED OFFICE
Secretary of State                   AND/OR CHANGE OF REGISTERED AGENT
    [GRAPHIC]                               (R.S. 12:1308)
                     ---------------------------------------------------------------------
                          Domestic Limited        Return to: Commercial Division
                          Liability Company                  P.O. Box 94125
                     Enclose $20.00 filing fee               Baton Rouge, LA 70804-9125
                     Make remittance payable to              Phone (225) 925-4704
                        Secretary of State                   Web Site: www.sec.state.la.us
                         Do not send cash
------------------------------------------------------------------------------------------

Limited Liability Company Name: Lucky Magnolia Truck Stop and Casino, L.L.C.

                     CHANGE OF LOCATION OF REGISTERED OFFICE

Notice is hereby given that the above named limited liability company has authorized a change in the location of its registered office, in accordance with the articles of organization or operating agreement. The new registered office is located at:

     6865 Magnolia Beach Rd
     Suite G'
     Denham Springs, LA 70706

                              /s/ Claude M. Penn, Jr.                     7/6/01
                              --------------------------------------------------
                                  To be signed by a manager or member      Date
                              CLAUDE M. PENN, JR., Manager

                          CHANGE OF REGISTERED AGENT(S)

Notice is hereby given that the above named limited liability company has authorized the change of its registered agent(s), in accordance with the articles of organization or operating agreement. The name(s) and address(es) of the new registered agent(s) is/are as follows: Jay J. Harris
                                               1532 S. Range Avenue
                                               Denham Springs, LA 70726

                              /s/ Claude M. Penn, Jr.                     7/6/01
                              --------------------------------------------------
                                  To be signed by a manager or member      Date
                              CLAUDE M. PENN, JR., Manager

               AGENT AFFIDAVIT AND ACKNOWLEDGEMENT OF ACCCEPTANCE

I hereby acknowledge and accept the appointment of registered agent(s) for and on behalf of the above named limited liability company.


                                                  /s/ Illegible
                                                  ------------------------------

                                                  ------------------------------
                                                        Registered Agent(s)

Sworn to and subscribed before me, the undersigned Notary Public, on this date:
July 6th, 2001

                            /s/ Illegible
                            ------------------------
                                     Notary
--------------------------------------------------------------------------------